Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tel-Instrument Electronics Corp. (the “Company”), on Form 10-K for the period ended March 31, 2020 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Joseph P. Macaluso, Principal Accounting Officer, certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 29, 2020

By:  /s/ Joseph P. Macaluso

             Joseph P. Macaluso

             Principal Accounting Officer